UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported December 6, 2007)

Sea Containers Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	1-7560	98-0038412
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

22 Victoria Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 441-295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 .14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On December 6, 2007, the Company issued a press release announcing its winning the GE Seaco arbitration case. The press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1                           Press Release Issued December 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.

By:	/s/ Robert Mackenzie
	Name:	Robert Mackenzie
	Title:	President and Chief
Executive Officer

Date: December 10, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release Issued December 6, 2007.